                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                            ------------------------------


                                      FORM 8-K/A

                AMENDMENT NO. 1 TO FORM 8-K FILED ON JANUARY 16, 1997

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                   January 16, 1997
                               ------------------------
                                    Date of Report
                               (Date of earliest event
                                      reported)

                            SHURGARD STORAGE CENTERS, INC.
        ----------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

         Delaware                 0-23466                    91-1080141
   --------------------    --------------------          -------------------
    (State or other          (Commission File              (IRS Employer
    jurisdiction of                 No.)                 Identification No.)
    incorporation)

                            1201 Third Avenue, Suite 2200
                              Seattle, Washington  98101
        ----------------------------------------------------------------------
             (Address of principal executive offices, including zip code)

                                    (206) 624-8100
        ----------------------------------------------------------------------
                 (Registrant's telephone number, including area code)


                                                         Exhibit Index on Page 4

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    The undersigned registrant hereby amends the following items and exhibits of its Current Report on Form 8-K, dated January 16, 1997, as set forth herein.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Item 7 is hereby amended in its entirety to read as follows.

Exhibit No.   Description                                                 Page
-----------   -----------                                                 ----

1.1 Underwriting Agreement, dated January 16, 1997, between Smith Barney Inc. and the Company**

5.1           Opinion of Perkins Coie**

10.1 Amended and Restated Loan Agreement, dated September 9, 1996, among the Company, Seafirst Bank, Key Bank of Washington, U.S. Bank of Washington, N.A. and LaSalle National Bank (incorporated by reference to Exhibit 99.40 to the Company's Schedule 13E-3/A (Amendment No. 11) filed with the Commission on October 12, 1996)

23.1          Consent of Deloitte & Touche LLP**

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)**

** Previously filed with Current Report on Form 8-K, dated January 16, 1997, which is amended hereby.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHURGARD STORAGE CENTERS, INC.

Dated:  January 20, 1997

                                       By /s/ HARRELL BECK
                                          -------------------------------------
                                          Harrell Beck, Chief Financial Officer

                                    EXHIBIT INDEX


Exhibit No.   Description                                                 Page
-----------   -----------                                                 ----

1.1 Underwriting Agreement, dated January 16, 1997, between Smith Barney Inc. and the Company**

5.1           Opinion of Perkins Coie**

10.1 Amended and Restated Loan Agreement, dated September 9, 1996, among the Company, Seafirst Bank, Key Bank of Washington, U.S. Bank of Washington, N.A. and LaSalle National Bank (incorporated by reference to Exhibit 99.40 to the Company's Schedule 13E-3/A (Amendment No. 11) filed with the Commission on October 12, 1996)

23.1          Consent of Deloitte & Touche LLP**

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)**

** Previously filed with Current Report on Form 8-K, dated January 16, 1997, which is amended hereby.